UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2014

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-23265	94-3267443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8510 Colonnade Center Drive Raleigh, North Carolina	27615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 862-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Today, Salix Pharmaceuticals, Ltd. (“Salix”) announced that Cipla Limited (“Cipla”) has granted Salix exclusive rights under certain patent applications in the “Rifaximin Complexes” patent family controlled by Cipla. The grant is on a worldwide basis, excluding the countries of Asia (other than Japan) and Africa. Additionally, Salix and Cipla have expanded the scope of their 2009 exclusive license agreement whereby Cipla granted Salix exclusive rights in the United States, Canada and Mexico under certain patent rights covering amorphous rifaximin. A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated September 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 18, 2014	SALIX PHARMACEUTICALS, LTD.

	By:	/s/ Timothy J. Creech
Timothy J. Creech
Senior Vice President, Finance and Administrative Services

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 18, 2014.